[GRAPHIC]

Smith Barney
Natural
Resources
Fund Inc.

-------------
ANNUAL REPORT
-------------

October 31, 1999

[SMITH BARNEY MUTUAL FUNDS LOGO]

NOT FDIC INSURED . NOT BANK GUARANTEED . MAY LOSE VALUE

Smith Barney
Natural Resources
Fund Inc.

[PHOTO]                       [PHOTO]

HEATH B.                      JOHN G.
MCLENDON                      GOODE
Chairman                      Vice President and
                              Investment Officer

Dear Shareholder:

We are pleased to provide the annual report for the Smith Barney Natural Resources Fund Inc. ("Fund") for the period ended October 31, 1999. We hope you find this report useful and informative. In this report we have summarized the period's prevailing economic and market conditions and outlined the Fund's investment strategy. A detailed summary of performance and current holdings can be found in the sections that follow.

Performance Update

For the year ended October 31, 1999, the Fund's Class A, B and L shares returned 13.83%, 13.44%, and 13.54%, respectively, without the effects of sales charges. In comparison, the Fund's Lipper, Inc. peer group and the Morgan Stanley Capital International World Index ("MSCI World Index") returned 14.12% and 24.91%, respectively. (Lipper, Inc. is a major fund-tracking organization. The MSCI World Index is an unmanaged index of foreign stocks.)


Economic and Market Update

We believe that the best news on inflation and interest rates may be behind us. The decline in inflation and interest rates, which began in the early 1980s, were the principal reasons for the strong performance of financial assets during the last 20 years. We believe these factors, as well as the unsettled nature of the global economy, caused "hard assets" and natural resources companies to not perform as well as the overall market in recent years. The major economic disruptions in Asia last year were particularly unsettling because demand for natural resources is closely aligned with the growth, or lack of it, in Asia and other emerging economies. As of this writing, these economies seem to be recovering, which should have a positive effect on demand for natural resources in general. In addition, the U.S. economy continues its robust growth.

--------------------------------------------------------------------------------
Smith Barney Natural Resources Fund Inc.                                       1

By February 1999, the basic materials and energy sectors of the Standard & Poor's 500 Index ("S&P 500") accounted for only about 8% of the Index, down from a combined 22% at the start of the decade. (The S&P 500 is an unmanaged capitalization-weighted index measure of 500 widely held common stocks.) Both sectors have rebounded substantially since then and provided much improved results for the Fund. Basic materials include many companies and industries that are considered "natural resource" investments.


Principal Investment Strategies Employed and Portfolio Update/1/

The Fund seeks long-term capital appreciation by investing primarily in equity and debt securities of issuers in natural resources industries. The Fund concentrated its investments in those industries deemed to have the best prospects due to supply and demand factors according to our analysis. In addition, we emphasized industry leaders and the largest companies based on our belief that renewed investor interest in these areas of the market would show up first in their share prices. Given the continued uncertainties in the world, we decided to concentrate on companies based in North America. Moreover, during the period, we sharply reduced our exposure to African- and Asian-based companies. Because of large above-ground gold stocks and the political influences affecting them, we also reduced our gold position to less than 5% of assets at period-end.

In our view, the best risk and reward (i.e. supply and demand) opportunities were in domestic natural gas, energy service, and pulp and paper industries. We also believe that the weakness in many agricultural companies has been overdone and that their shares our now available at fire-sale prices. These four areas accounted for about 60% of Fund investments at the end of its fiscal year.

Natural gas, energy service, and pulp and paper sectors have been excellent performers this year and have been important drivers of its performance during the period. Agricultural stocks continue to be depressed. However, we think they are very near their bottom and with the entry of China into the World Trade Organization (WTO), we believe their business prospects should improve. In fact, we think stocks involved in food processing and agriculture could be a very pleasant surprise in the year 2000.


-------------------
1    Please note that the Fund's holdings are subject to change.


--------------------------------------------------------------------------------
2                                             1999 Annual Report to Shareholders

Market Outlook

The rear view mirror may be a poor guide for making asset allocation and investment decisions in the next few years. As indicated previously, inflation and interest rates may have completed their respective bull markets. World money supply is growing substantially, labor markets in the U.S. are especially tight and the world economy is recovering, with Japan growing again for the first time in nearly a decade.

We expect a trading range for U.S. interest rates between 5.75% - 6.50% in the near term and we see inflation rising to 3% - 3.5% in the next six to eighteen months. Neither of these factors represent particularly worrisome levels; however, the capital markets may be affected by what happens at the margin. In our view, somewhat higher inflation may make natural resources investments significantly more attractive. It could also work to reduce price/earnings ratios in the growth sector of the stock market. (A price/earnings ratio ("P/E") is the price of the stock divided by its earnings per share.)

We also suspect that merger and acquisition activity will increase substantially within the natural resources sector going forward. Already, companies such as ALCOA, Weyerhaeuser and Dow Chemical, currently major positions in the Fund, have been active on the acquisition front. It is clear that many smaller and intermediate-sized companies, whose shares are depressed, may be sought after by larger companies. We intend to "seed" the Fund with those companies we think may be attractive acquisition candidates. Although our investment emphasis has been on larger companies during the Fund's fiscal year, as we head into the new millennium, a sprinkling of smaller companies in the portfolio should be in order.

Even now, the word "pariah" can be used to describe natural resources companies and is often used along with the word "orphan" when discussing small- and mid-cap companies, regardless of their industry. We suspect that natural resources companies and smaller and mid-sized companies in this area of the market have extremely favorable prospects over the next three to five years.

The Fund's Portfolio Manager, John Goode has been in the securities business for 30 years, initially as an analyst and Director of Research and during the last 10 years as a manager of a sizable amount of fund assets. Our organization routinely scans various asset classes and ranks them according to upside opportunities and downside risks. In our opinion, natural resources in general, are expected to have very attractive absolute and relative returns over the next five years.

--------------------------------------------------------------------------------
Smith Barney Natural Resources Fund Inc.                                       3

Thank you for investing in the Natural Resources Fund. We look forward to helping you pursue your financial goals in years ahead.


Sincerely,

/s/ Heath B. McLendon         /s/ John G. Goode

Heath B. McLendon             John G. Goode
Chairman                      Vice President and
                              Investment Officer

November 15, 1999




--------------------------------------------------------------------------------
4                                             1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Historical Performance -- Class A Shares
--------------------------------------------------------------------------------

                    Net Asset Value
                  -------------------
                  Beginning     End      Income     Capital Gain      Return       Total
Year Ended         of Year    of Year   Dividends   Distributions   of Capital   Returns(1)
============================================================================================
10/31/99            $16.56     $18.85     $0.00         $0.00          $0.00       13.83%
--------------------------------------------------------------------------------------------
10/31/98             23.23      16.56      0.00          0.16           0.00      (28.13)
--------------------------------------------------------------------------------------------
10/31/97             22.95      23.23      0.33          0.00           0.00        2.67
--------------------------------------------------------------------------------------------
10/31/96             16.50      22.95      0.00          0.00           0.00       39.09
--------------------------------------------------------------------------------------------
10/31/95             21.44      16.50      0.00          0.00           0.00      (23.04)
--------------------------------------------------------------------------------------------
10/31/94             18.89      21.44      0.00          0.00           0.00       13.50
--------------------------------------------------------------------------------------------
10/31/93             13.27      18.89      0.00          0.00           0.00       42.35
--------------------------------------------------------------------------------------------
10/31/92             13.93      13.27      0.06          0.00           0.03       (4.09)
--------------------------------------------------------------------------------------------
10/31/91             13.63      13.93      0.00          0.00           0.00        2.20
--------------------------------------------------------------------------------------------
10/31/90             16.96      13.63      0.21          0.00           0.11      (18.18)
--------------------------------------------------------------------------------------------
10/31/89             16.43      16.96      0.00          0.00           0.00        3.23
============================================================================================
Total                                     $0.60         $0.16          $0.14
============================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class B Shares
--------------------------------------------------------------------------------

                    Net Asset Value
                  -------------------
                  Beginning     End      Income     Capital Gain      Return       Total
Year Ended         of Year    of Year   Dividends   Distributions   of Capital   Returns(1)
============================================================================================
10/31/99            $16.00     $18.15     $0.00         $0.00          $0.00       13.44%
--------------------------------------------------------------------------------------------
10/31/98             22.60      16.00      0.00          0.16           0.00      (28.61)
--------------------------------------------------------------------------------------------
10/31/97             22.32      22.60      0.15          0.00           0.00        1.95
--------------------------------------------------------------------------------------------
10/31/96             16.15      22.32      0.00          0.00           0.00       38.20
--------------------------------------------------------------------------------------------
10/31/95             21.14      16.15      0.00          0.00           0.00      (23.60)
--------------------------------------------------------------------------------------------
10/31/94             18.75      21.14      0.00          0.00           0.00       12.75
--------------------------------------------------------------------------------------------
Inception*-10/31/93  13.35      18.75      0.00          0.00           0.00       40.45+
============================================================================================
Total                                     $0.15         $0.16          $0.00
============================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class L Shares
--------------------------------------------------------------------------------

                    Net Asset Value
                  -------------------
                  Beginning     End      Income     Capital Gain      Return       Total
Year Ended         of Year    of Year   Dividends   Distributions   of Capital   Returns(1)
============================================================================================
10/31/99            $16.03     $18.20     $0.00         $0.00          $0.00       13.54%
--------------------------------------------------------------------------------------------
10/31/98             22.62      16.03      0.00          0.16           0.00      (28.54)
--------------------------------------------------------------------------------------------
10/31/97             22.32      22.62      0.15          0.00           0.00        2.04
--------------------------------------------------------------------------------------------
10/31/96             16.16      22.32      0.00          0.00           0.00       38.12
--------------------------------------------------------------------------------------------
Inception*-10/31/95  20.63      16.16      0.00          0.00           0.00      (21.67)+
============================================================================================
Total                                     $0.15         $0.16          $0.00
============================================================================================

It is the Fund's policy to distribute dividends and capital gains, if any, annually.
--------------------------------------------------------------------------------
Smith Barney Natural Resources Fund Inc.                                       5

--------------------------------------------------------------------------------
Average Annual Total Returns
--------------------------------------------------------------------------------

                                            Without Sales Charges(1)
                                  ----------------------------------------------
                                  Class A           Class B            Class L
================================================================================
Year Ended 10/31/99                13.83%            13.44%             13.54%
--------------------------------------------------------------------------------
Five Years Ended 10/31/99          (2.11)            (2.71)               N/A
--------------------------------------------------------------------------------
Ten Years Ended 10/31/99            1.54               N/A                N/A
--------------------------------------------------------------------------------
Inception* through 10/31/99         2.40              4.72              (2.19)
================================================================================

                                              With Sales Charges(2)
                                  ----------------------------------------------
                                  Class A           Class B            Class L
================================================================================
Year Ended 10/31/99                 8.15%             8.44%             11.42%
--------------------------------------------------------------------------------
Five Years Ended 10/31/99          (3.11)            (2.90)               N/A
--------------------------------------------------------------------------------
Ten Years Ended 10/31/99            1.02               N/A                N/A
--------------------------------------------------------------------------------
Inception* through 10/31/99         1.99              4.72              (2.38)
================================================================================

--------------------------------------------------------------------------------
Cumulative Total Returns
--------------------------------------------------------------------------------

                                            Without Sales Charges(1)
================================================================================
Class A (10/31/89 through 10/31/99)                  35.87%
--------------------------------------------------------------------------------
Class B (Inception* through 10/31/99)                38.04
--------------------------------------------------------------------------------
Class L (Inception* through 10/31/99)               (10.43)
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charge of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from initial purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
+ Total return is not annualized, as it may not be representative of the total return for the year.
* Inception dates for Class A, B and L shares are November 24, 1986, November 6, 1992 and November 7, 1994, respectively.


--------------------------------------------------------------------------------
6                                             1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Historical Performance (unaudited)
--------------------------------------------------------------------------------

                 Growth of $10,000 Invested in Class A Shares of
                  the Smith Barney Natural Resources Fund Inc.
              vs. MSCI World Index and Standard & Poor's 500 Index+
--------------------------------------------------------------------------------
                          October 1989 -- October 1999


                                     [GRAPH]

               Smith Barney
        Natural Resources Fund Inc.     MSCI World Index        S&P 500 Index

10/89            9,501                      10,000                  10,000
10/90            7,774                       8,923                   9,252
10/91            7,945                      10,389                  12,343
10/92            7,620                       9,903                  13,571
10/93           10,847                      12,645                  15,594
10/94           12,311                      13,678                  16,197
10/95            9,475                      15,049                  20,474
10/96           13,178                      17,583                  25,406
10/97           13,530                      20,617                  33,562
10/98            9,723                      23,851                  40,948
10/99           11,068                      29,856                  51,456


+ Hypothetical illustration of $10,000 invested in Class A shares on October 31, 1989, assuming deduction of the maximum 5.00% sales charge at the time of investment and the reinvestment of dividends and capital gains, if any, at net asset value through October 31, 1999. The Morgan Stanley Capital International World Index ("MSCI World Index") is an arithmetic average weighted by the market value performance of 1,468 securities listed on the stock exchanges of the USA, Europe, Canada, Australia, New Zealand and the Far East. The Standard & Poor's 500 Index is an index composed of widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. Figures for the index include the reinvestment of dividends. The indexes are unmanaged and not subject to the same management and trading expenses as a mutual fund. The performance of the Fund's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.


--------------------------------------------------------------------------------
Smith Barney Natural Resources Fund Inc.                                       7

--------------------------------------------------------------------------------
Portfolio Highlights (unaudited)                                October 31, 1999
--------------------------------------------------------------------------------
Portfolio Breakdown*


3.9%   Repurchase Agreement
3.7%   Aluminum
15.3%  Metals
8.6%   Basic Materials - Agricultural
7.3%   Steel
3.0%   Chemicals - Specialty
5.2%   Chemicals
8.0%   Energy Service & Equipment
17.9%  Paper Products
8.7%   Other
3.0%   Gold
15.4%  Oil Exploration & Products


                                                     Percentage of
Exposure by Country                                Total Investments
--------------------------------------------------------------------------------
United States                                            86.5%
Canada                                                    5.1
United Kingdom                                            3.8
France                                                    3.0
Russia                                                    1.0
Singapore                                                 0.6

                                                     Percentage of
Top Ten Common Stock Holdings                      Total Investments
--------------------------------------------------------------------------------
Nucor Corp.                                               4.4%
Rio Tinto PLC                                             3.8
Apache Corp.                                              3.8
Archer-Daniels-Midland Co.                                3.7
Alcoa Inc.                                                3.7
International Paper Co.                                   3.6
Smurfit-Stone Container Corp.                             3.5
Weyerhaeuser Co.                                          3.5
Anadarko Petroleum Corp.                                  3.1
Georgia Pacific Group                                     3.1


*    Percentage of total investments.

--------------------------------------------------------------------------------
8                                             1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments                                         October 31, 1999
--------------------------------------------------------------------------------


  SHARES                              SECURITY                          VALUE
================================================================================
COMMON STOCK -- 95.3%
Aluminum -- 3.7%
   30,000    Alcoa Inc.                                             $ 1,822,500
--------------------------------------------------------------------------------
Basic Materials - Agricultural -- 8.6%
  150,000    Archer-Daniels-Midland Co.                               1,846,874
   30,000    Deere & Co.                                              1,087,500
   95,300    IMC Global Inc.                                          1,215,075
  100,000    Terra Industries Inc. (a)                                  118,750
--------------------------------------------------------------------------------
                                                                      4,268,199
--------------------------------------------------------------------------------
Chemicals -- 5.2%
   12,500    The Dow Chemical Co.                                     1,478,124
   17,000    E. I. du Pont de Nemours and Co.                         1,095,438
--------------------------------------------------------------------------------
                                                                      2,573,562
--------------------------------------------------------------------------------
Chemicals - Specialty -- 3.0%
   83,400    Engelhard Corp.                                          1,469,925
--------------------------------------------------------------------------------
Electronics - Semiconductor -- 2.3%
   80,000    MEMC Electronic Materials, Inc. (a)(b)                   1,140,000
--------------------------------------------------------------------------------
Energy Service & Equipment -- 8.0%
   43,700    Baker Hughes Inc.                                        1,220,869
   33,300    Halliburton Co.                                          1,254,994
   24,800    Schlumberger Ltd.                                        1,501,950
--------------------------------------------------------------------------------
                                                                      3,977,813
--------------------------------------------------------------------------------
Gold -- 3.0%
   49,650    Barrick Gold Corp.                                         912,319
   25,000    Newmont Mining Corp. (b)                                   548,438
--------------------------------------------------------------------------------
                                                                      1,460,757
--------------------------------------------------------------------------------
Metals -- 15.3%
   65,100    Brush Wellman Inc.                                         862,574
    6,000    Cameco Corp.                                               100,500
   45,000    Freeport-McMoRan Copper & Gold, Inc., Class B Shares (a)   750,937
   75,000    Inco Ltd.(a)                                             1,518,750
   19,800    Phelps Dodge Corp.                                       1,116,225
   33,200    Precision Castparts Corp.                                  979,400
  110,000    Rio Tinto PLC                                            1,879,000
   64,350    Titanium Metals Corp. (b)                                  386,100
--------------------------------------------------------------------------------
                                                                      7,593,486
--------------------------------------------------------------------------------
Oil & Gas -- 1.4%
   30,000    Nabors Industries, Inc. (a)                                680,625
--------------------------------------------------------------------------------



                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney Natural Resources Fund Inc.                                       9

--------------------------------------------------------------------------------
Schedule of Investments                                         October 31, 1999
--------------------------------------------------------------------------------


  SHARES                              SECURITY                          VALUE
================================================================================
Oil Exploration & Products -- 15.4%
1,375,000    Abacan Resource Corp. Canada (a)                       $   193,359
   26,000    Abacan Resource Corp. United States (a)                      3,712
   50,000    Anadarko Petroleum Corp.                                 1,540,625
   48,000    Apache Corp. (b)                                         1,872,000
   41,000    Burlington Resources Inc.                                1,429,875
  120,000    Ocean Energy Inc. (a)(b)                                 1,102,500
   30,000    Tosco Corp.                                                759,375
   20,500    Unocal Corp.                                               707,250
--------------------------------------------------------------------------------
                                                                      7,608,696
--------------------------------------------------------------------------------
Paper Products -- 17.9%
  375,000    Asia Pacific Resources International Holdings Ltd.,
               Class A Shares (a)                                       281,250
   13,600    Champion International Corp.                               786,250
   38,500    Georgia Pacific Group                                    1,527,969
   33,500    International Paper Co.                                  1,762,938
   28,300    Mead Corp.                                               1,018,800
  135,200    PT Inti Indorayon Utama Tbk ADR                             31,096
   81,200    Smurfit-Stone Container Corp. (a)                        1,755,950
   28,800    Weyerhaeuser Co.                                         1,719,000
--------------------------------------------------------------------------------
                                                                      8,883,253
--------------------------------------------------------------------------------
Real Estate -- 2.2%
   27,700    Jones Lang LaSalle Inc. (a)                                344,519
   32,100    The St. Joe Co.                                            766,388
--------------------------------------------------------------------------------
                                                                      1,110,907
--------------------------------------------------------------------------------
Semiconductors -- 1.0%
   20,000    Cypress Semiconductor Corp. (a)(b)                         511,250
--------------------------------------------------------------------------------
Steel -- 7.3%
   95,000    Allegheny Teledyne Inc.                                  1,442,813
   41,800    Nucor Corp.                                              2,168,375
--------------------------------------------------------------------------------
                                                                      3,611,188
--------------------------------------------------------------------------------
Telephone - Long-Distance -- 1.0%
   92,800    Rostelecom - Sponsored ADR (b)                             510,400
--------------------------------------------------------------------------------
             TOTAL COMMON STOCK
            (Cost -- $48,362,960)                                    47,222,561
================================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
10                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments                                         October 31, 1999
--------------------------------------------------------------------------------

  SHARES                              SECURITY                          VALUE
================================================================================
CONVERTIBLE PREFERRED STOCK -- 0.8%
Aluminum -- 0.8%
   51,400    USX Corp. (Cost -- $526,850)                           $   385,500
================================================================================
   FACE
  AMOUNT                              SECURITY                          VALUE
================================================================================
REPURCHASE AGREEMENT -- 3.9%
$1,931,000   CIBC Wood Gundy Securities Inc., 5.150% due 11/1/99;
             Proceeds at maturity -- $1,931,828; (Fully collateralized
             by U.S. Treasury Notes, 5.375% due 6/30/00;
             Market value -- $1,969,870) (Cost -- $1,931,000)         1,931,000
================================================================================
             TOTAL INVESTMENTS -- 100%
             (Cost -- $50,820,810*)                                 $49,539,061
================================================================================

(a)  Non-income producing security.
(b)  All or a portion of the security is on loan (See Note 6).
*    Aggregate cost for Federal income tax purposes is substantially the same.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney Natural Resources Fund Inc.                                      11

--------------------------------------------------------------------------------
Statement of Assets and Liabilities                             October 31, 1999
--------------------------------------------------------------------------------

ASSETS:
  Investments, at value (Cost -- $50,820,810)                       $49,539,061
  Cash                                                                   13,536
  Collateral for securities on loan (Note 6)                          3,436,000
  Receivable for Fund shares sold                                           215
  Dividends and interest receivable                                       4,376
--------------------------------------------------------------------------------
  Total Assets                                                       52,993,188
--------------------------------------------------------------------------------

LIABILITIES:
  Payable for securities on loan (Note 6)                             3,436,000
  Payable for Fund shares purchased                                   1,463,449
  Management fees payable                                                18,961
  Distribution fees payable                                               5,615
  Accrued expenses                                                       82,010
--------------------------------------------------------------------------------
  Total Liabilities                                                   5,006,035
--------------------------------------------------------------------------------
Total Net Assets                                                    $47,987,153
================================================================================
NET ASSETS:
  Par value of capital shares                                       $     2,600
  Capital paid in excess of par value                                64,578,214
  Undistributed net investment income                                     4,896
  Accumulated net realized loss from
    security transactions, options and foreign currencies           (15,316,808)
  Net unrealized depreciation of investments                         (1,281,749)
--------------------------------------------------------------------------------
Total Net Assets                                                    $47,987,153
================================================================================
Shares Outstanding:
  Class A                                                             1,117,398
--------------------------------------------------------------------------------
  Class B                                                             1,318,953
--------------------------------------------------------------------------------
  Class L                                                               163,845
--------------------------------------------------------------------------------

Net Asset Value:
  Class A (and redemption price)                                    $     18,85
--------------------------------------------------------------------------------
  Class B*                                                          $     18.15
--------------------------------------------------------------------------------
  Class L**                                                         $     18.20
--------------------------------------------------------------------------------

Maximum Public Offering Price Per Share:
  Class A (net asset value plus 5.26% of net asset value per share) $     19.84
--------------------------------------------------------------------------------
  Class L (net asset value plus 1.01% of net asset value per share) $     20.04
================================================================================
* Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed less than one year from initial purchase (See Note 2).
** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.





                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
12                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Statement of Operations                      For the Year Ended October 31, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Dividends                                                         $ 1,029,158
  Interest                                                              125,463
  Less: Foreign withholding tax                                          (9,820)
--------------------------------------------------------------------------------
  Total Investment Income                                             1,144,801
--------------------------------------------------------------------------------

EXPENSES:
  Management fees (Note 2)                                              400,065
  Distribution fees (Note 2)                                            354,834
  Shareholder and system servicing fees                                 139,168
  Registration fees                                                      64,821
  Shareholder communications                                             58,360
  Audit and legal                                                        56,925
  Directors' fees                                                        29,519
  Custody                                                                18,811
  Other                                                                   3,393
--------------------------------------------------------------------------------
  Total Expenses                                                      1,125,896
--------------------------------------------------------------------------------
Net Investment Income                                                    18,905
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS,
OPTIONS AND FOREIGN CURRENCIES (NOTES 3 AND 5):
  Realized Loss From:
    Security transactions (excluding short-term securities)            (255,413)
    Options purchased                                                   (27,751)
    Foreign currency transactions                                       (34,929)
--------------------------------------------------------------------------------
  Net Realized Loss                                                    (318,093)
--------------------------------------------------------------------------------
  Change in Net Unrealized Depreciation of Investments:
    Beginning of year                                                (8,724,983)
    End of year                                                      (1,281,749)
--------------------------------------------------------------------------------
  Decrease in Net Unrealized Depreciation                             7,443,234
--------------------------------------------------------------------------------
Net Gain on Investments, Options and Foreign Currencies               7,125,141
--------------------------------------------------------------------------------
Increase in Net Assets From Operations                              $ 7,144,046
================================================================================



                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney Natural Resources Fund Inc.                                      13

--------------------------------------------------------------------------------
Statements of Changes in Net Assets         For the Years Ended October 31, 1999
--------------------------------------------------------------------------------

                                                           1999         1998
================================================================================
OPERATIONS:
  Net investment income (loss)                      $      18,905  $   (353,064)
  Net realized loss                                      (318,093)  (13,475,655)
  (Increase) decrease in net unrealized depreciation    7,443,234   (14,250,250)
--------------------------------------------------------------------------------
  Increase (Decrease) in Net Assets From Operations     7,144,046   (28,078,969)
--------------------------------------------------------------------------------

DISTRIBUTIONS TO
SHAREHOLDERS FROM:
  Net realized gains                                           --      (770,167)
--------------------------------------------------------------------------------
  Decrease in Net Assets From
    Distributions to Shareholders                              --      (770,167)
--------------------------------------------------------------------------------

FUND SHARE TRANSACTIONS (NOTE 10):
  Net proceeds from sale of shares                    195,787,393   279,084,458
  Net asset value of shares issued
    for reinvestment of dividends                              --       732,813
  Cost of shares reacquired                          (214,496,322) (310,116,382)
--------------------------------------------------------------------------------
  Decrease in Net Assets From
    Fund Share Transactions                           (18,708,929)  (30,299,111)
--------------------------------------------------------------------------------
Decrease in Net Assets                                (11,564,883)  (59,148,247)

NET ASSETS:
  Beginning of year                                    59,552,036   118,700,283
--------------------------------------------------------------------------------
  End of year*                                      $  47,987,153  $ 59,552,036
================================================================================
* Includes undistributed (overdistributed)
    net investment income of:                              $4,896       $(6,373)
================================================================================



                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
14                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

1.   Significant Accounting Policies

Smith Barney Natural Resources Fund Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

The significant accounting policies followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded in national securities markets are valued at the closing prices in the primary exchange on which they are traded; securities listed or traded on certain foreign exchanges or other markets whose operations are similar to the U.S. over-the-counter market (including securities listed on exchanges where the primary market is believed to be over-the-counter) and securities for which no sale was reported on that date are valued at the mean between the bid and ask prices. Securities which are listed or traded on more than one exchange or market are valued at the quotations on the exchange or market determined to be the primary market for such securities. Gold bullion is valued at the daily London afternoon fixing;
(c) securities for which market quotations are not available will be valued in good faith at fair market value by or under the direction of the Board of Directors; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) the accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian; (f) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (g)dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (h) dividends and distributions to shareholders are recorded on the ex-dividend date; (i) gains or losses on the sale of securities are calculated by using the specific identification method;
(j) direct expenses are charged to each class; management fees and general expenses are allocated on the basis of relative net assets; (k) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At October 31, 1999, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of accumulated net realized loss amounting


--------------------------------------------------------------------------------
Smith Barney Natural Resources Fund Inc.                                      15

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------
to $999,727 was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this adjustment; (l) the Fund intends to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (m) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

In addition, the Fund may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked-to-market daily, by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled.

2.   Management Agreement and Other Transactions

SSB Citi Fund Management LLC ("SSBC"), formerly known as SSBC Fund Management Inc., a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH") which in turn is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager to the Fund. The Fund pays SSBC a management fee calculated at an annual rate of 0.75% of the average daily net assets. This fee is calculated daily and paid monthly.

Smith Barney Private Trust Company, another subsidiary of Citigroup, acts as the Fund's shareholder servicing agent.

CFBDS, Inc. ("CFBDS") acts as the Fund's distributor. Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, as well as certain other broker-dealers, continues to sell Fund shares to the public as a member of the selling group.

SSB acts as the primary broker for its portfolio agency transactions. For the year ended October 31, 1999, SSB received brokerage commissions of $23,658.

There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs within one year from initial purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class L shares are being sold at net asset value plus a maximum initial sales charge of 1.00%. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase.



--------------------------------------------------------------------------------
16                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------
For the year ended October 31, 1999, CDSC's paid to CFBDS and sales charges received by CFBDS were approximately:


                                   Class A     Class B     Class L
================================================================================
CDSCs                               $1,000     $86,000          --
--------------------------------------------------------------------------------
Sales Charges                       47,000          --      $2,000
================================================================================

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to Class A, B and L shares calculated at an annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to Class B and L shares calculated at an annual rate of 0.75% of the average daily net assets for each class, respectively.

For the year ended October 31, 1999, total Distribution Plan fees incurred were:

                                   Class A     Class B     Class L
================================================================================
Distribution Plan Fees             $59,530    $264,691     $30,613
================================================================================

All officers and one Director of the Fund are employees of SSB.

3.   Investments

During the year ended October 31, 1999, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                              $66,571,362
--------------------------------------------------------------------------------
Sales                                                   76,522,430
================================================================================

At October 31, 1999, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                          $ 6,947,162
Gross unrealized depreciation                           (8,228,911)
--------------------------------------------------------------------------------
Net unrealized depreciation                            $(1,281,749)
================================================================================

4.   Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contract. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the



--------------------------------------------------------------------------------
Smith Barney Natural Resources Fund Inc.                                      17

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------
market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.

The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At October 31, 1999, there were no open futures contracts.

5.   Options Contracts

Premiums paid when put or call options are purchased by the Fund, represent investments, which are marked-to-market daily and are included in the schedule of investments. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At October 31, 1999, the Fund had no open purchased call or put option contracts.

When the Fund writes a covered call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash. The risk associated with purchasing options is limited to the


--------------------------------------------------------------------------------
18                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a covered call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines.

During the year ended October 31, 1999, the Fund did not write any covered call or put options.

6.   Lending of Portfolio Securities

The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations. Fees earned by the Fund on securities lending are recorded as interest income. Loans of securities by the Fund are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At October 31, 1999, the Fund loaned common stock having a value of $3,280,720 and holds the following collateral for loaned securities.


Security Descriptions                                              Value
================================================================================
Repurchase Agreements:
  Bear Stearns, 5.405% due 11/1/99                              $  183,664

Time Deposits:
  Banco Bilbao, Milan, 5.406% due 11/1/99                           13,753
  Bank of Austria, 5.438% due 11/1/99                              163,946
  Banque Bruxelles Lambert London, 5.406% due 11/1/99              163,946
  Barclays Bank PLC, 5.410% due 11/9/99                            163,946
  BNP, 5.410% due 11/1/99                                          163,946
  Caisse de Depots et Consign, Paris, 5.375%due 11/1/99            163,946
  Commerzbank AG, Frankfurt, 5.39% due 11/1/99                     163,946
  Credit Commerciale de France, 5.375% due 11/1/99                 163,946
  Credit Suisse, London, 5.410% due 11/1/99                        163,946
  Den Danske-Copenhagen, 5.375% due 11/1/99                        163,946
  KBC, Brussels, 5.375% due 11/1/99                                163,946
  Nordeutsche Landesbank G.C., 5.410% due 11/1/99                  163,946
  Norwest Bank, Grand Cayman, 5.344% due 11/1/99                   163,946
  Paribas London, 5.406% due 11/1/99                               163,946
  Societe Generale, 5.39% due 11/1/99                              163,946
  Svenska Stockholm, 5.375% due 11/1/99                            163,946
  Toronto Dominion, London, 5.406% due 11/1/99                     163,946



--------------------------------------------------------------------------------
Smith Barney Natural Resources Fund Inc.                                      19

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

Security Descriptions (continued)                                   Value
================================================================================
Commercial Paper:
  Associates First Capital, 5.352% due 11/1/99                      163,873
  General Electric Credit, 5.332% due 11/1/99                         3,969
  General Motors Acceptance Corp., 5.352% due 11/1/99               163,873
  New Center Asset Trust, 5.352% due 11/1/99                        119,860
  UBS Finance, Inc., 5.382% due 11/1/99                             163,872
--------------------------------------------------------------------------------
Total                                                            $3,436,000
================================================================================

Income earned from securities lending for the year ended October 31, 1999 was $17,008.

7.   Repurchase Agreements

The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed upon higher repurchase price. The Fund requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

8.   Concentration of Risk

The Fund's investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in a foreign currency and may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of these investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

The Fund also intends to invest at least 65% of its assets in natural resource-related investments. As a result of this concentration policy, which is a fundamental policy of the Fund, the Fund's investment may be subject to greater risk and market fluctuation than a fund that invests in securities representing a broader range of investment alternatives.

9.   Capital Loss Carryforward

At October 31, 1999, the Fund had, for Federal income tax purposes, approximately $15,076,000 of capital loss carryforwards available to offset any future realized capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.


--------------------------------------------------------------------------------
20                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

The amount and year of the expiration for each carryforward loss is indicated below:

                                 10/31/00       10/31/06       10/31/07
================================================================================
Carryforward Amounts            $1,320,000    $12,873,000      $883,000
================================================================================

10.  Capital Shares

At October 31, 1999, the Fund had three billion shares of capital stock authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Fund and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares. Effective June 12, 1998, the Fund adopted the renaming of existing Class C shares as Class L shares.

At October 31, 1999, total paid-in capital amounted to the following for each class:


                                 Class A        Class B        Class L
================================================================================
Total Paid-in Capital          $38,945,830    $22,331,574    $3,303,410
================================================================================

Transactions in shares of each class were as follows:


                               Year Ended                    Year Ended
                            October 31, 1999              October 31, 1998
                       ---------------------------   ---------------------------
                         Shares         Amount          Shares        Amount
================================================================================
Class A
Shares sold             9,164,942   $ 173,366,391     12,798,401   $253,356,342
Shares issued on
  reinvestment                 --              --         14,116        279,913
Shares reacquired      (9,687,078)   (183,016,775)   (13,131,266)   (261,226,18)
--------------------------------------------------------------------------------
Net Decrease             (522,136)  $  (9,650,384)      (318,749)  $ (7,589,903)
================================================================================
Class B
Shares sold             1,093,758   $  20,260,718      1,175,562   $ 22,620,288
Shares issued on
  reinvestment                 --              --         21,547        415,220
Shares reacquired      (1,606,176)    (28,799,467)    (2,322,354)   (43,993,495)
--------------------------------------------------------------------------------
Net Decrease             (512,418)  $  (8,538,749)    (1,125,245)  $(20,957,987)
================================================================================
Class L
Shares sold               119,290   $   2,160,284        157,951   $  3,107,828
Shares issued on
  reinvestment                 --              --          1,953         37,680
Shares reacquired        (148,607)     (2,680,080)      (249,370)    (4,896,729)
--------------------------------------------------------------------------------
Net Decrease              (29,317)  $    (519,796)       (89,466)  $ (1,751,221)
================================================================================




--------------------------------------------------------------------------------
Smith Barney Natural Resources Fund Inc.                                      21

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of each class of capital stock outstanding throughout each year ended October 31:


Class A Shares                         1999(1)    1998(1)    1997     1996(1)    1995
========================================================================================
Net Asset Value, Beginning of Year      $16.56    $23.23    $22.95    $16.50    $21.44
----------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income (loss)            0.05     (0.01)    (0.12)     0.08     (0.23)#
  Net realized and unrealized
    gain (loss)                           2.24     (6.50)     0.73      6.37     (4.71)
----------------------------------------------------------------------------------------
Total Income (Loss) From Operations       2.29     (6.51)     0.61      6.45     (4.94)
----------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                     --        --     (0.33)       --        --
  Net realized gain                         --     (0.16)       --        --        --
----------------------------------------------------------------------------------------
Total Distributions                         --     (0.16)    (0.33)       --        --
----------------------------------------------------------------------------------------
Net Asset Value, End of Year            $18.85    $16.56    $23.23    $22.95    $16.50
----------------------------------------------------------------------------------------
Total Return                             13.83%   (28.13)%    2.67%    39.09%   (23.04)%
----------------------------------------------------------------------------------------
Net Assets, End of Year (000s)         $21,069   $27,147   $45,488   $50,521   $27,884
----------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                1.73%     1.57%     1.51%     1.62%     1.99%
  Net investment income (loss)            0.27     (0.05)    (0.32)     0.15     (1.46)
----------------------------------------------------------------------------------------
Portfolio Turnover Rate                    133%      151%      101%      120%       40%
========================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.
#    Includes realized gains and losses from foreign currency transactions.







--------------------------------------------------------------------------------
22                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of capital stock outstanding throughout each year ended October 31:


Class B Shares                         1999(1)    1998(1)    1997     1996(1)    1995
========================================================================================
Net Asset Value, Beginning of Year      $16.00    $22.60    $22.32    $16.15    $21.14
----------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment loss                    (0.03)    (0.13)    (0.27)    (0.09)    (0.22)#
  Net realized and unrealized
    gain (loss)                           2.18     (6.31)     0.70      6.26     (4.77)
----------------------------------------------------------------------------------------
Total Income (Loss) From Operations       2.15     (6.44)     0.43      6.17     (4.99)
----------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                     --        --     (0.15)       --        --
  Net realized gain                         --     (0.16)       --        --        --
----------------------------------------------------------------------------------------
Total Distributions                         --     (0.16)    (0.15)       --        --
----------------------------------------------------------------------------------------
Net Asset Value, End of Year            $18.15    $16.00    $22.60    $22.32    $16.15
----------------------------------------------------------------------------------------
Total Return                             13.44%   (28.61)     1.95%    38.20%   (23.60)%
----------------------------------------------------------------------------------------
Net Assets, End of Year (000s)         $23,937    $29,309   $66,819  $73,969   $25,747
----------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                2.42%     2.23%     2.18%     2.29%     2.62%
  Net investment loss                    (0.17)    (0.71)    (0.99)    (0.83)    (2.11)
----------------------------------------------------------------------------------------
Portfolio Turnover Rate                    133%      151%      101%      120%       40%
========================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.
#    Includes realized gains and losses from foreign currency transactions.





--------------------------------------------------------------------------------
Smith Barney Natural Resources Fund Inc.                                      23

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of capital stock outstanding throughout each year ended October 31:

Class L Shares                         1999(1)    1998(1)    1997     1996(1)    1995
========================================================================================
Net Asset Value, Beginning of Year      $16.03    $22.62    $22.32    $16.16    $20.63
----------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income (loss)           (0.02)    (0.12)    (0.23)     0.05     (0.29)#
  Net realized and unrealized gain (loss) 2.19     (6.31)     0.68      6.11     (4.18)
----------------------------------------------------------------------------------------
Total Income (Loss) From Operations       2.17     (6.43)     0.45      6.16     (4.47)
----------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                     --        --     (0.15)       --        --
  Net realized gain                         --     (0.16)       --        --        --
----------------------------------------------------------------------------------------
Total Distributions                         --     (0.16)    (0.15)       --        --
----------------------------------------------------------------------------------------
Net Asset Value, End of Year            $18.20    $16.03    $22.62    $22.32    $16.16
----------------------------------------------------------------------------------------
Total Return                             13.54%   (28.54)%    2.04%    38.12%   (21.67)%++
----------------------------------------------------------------------------------------
Net Assets, End of Year (000s)          $2,981    $3,096    $6,393    $7,602      $572
----------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                2.33%     2.17%     2.12%     2.25%     2.69%+
  Net investment income (loss)           (0.09)    (0.63)    (0.92)    (0.21)    (1.97)+
----------------------------------------------------------------------------------------
Portfolio Turnover Rate                    133%      151%      101%      120%       40%
========================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.
(2)  On June 12, 1998, Class C shares were renamed Class L shares.
(3)  For the period from November 7, 1994 (inception date) to October 31, 1995.
#    Includes realized gains and losses from foreign currency transactions.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.



--------------------------------------------------------------------------------
24                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Independent Auditor's Report
--------------------------------------------------------------------------------

The Shareholders and Board of Directors of
Smith Barney Natural Resources Fund Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smith Barney Natural Resources Fund Inc. as of October 31, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Smith Barney Natural Resources Fund Inc. as of October 31, 1999, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.

KPMG LLP

New York, New York
December 16, 1999


--------------------------------------------------------------------------------
Smith Barney Natural Resources Fund Inc.                                      25

                          [SALOMON SMITH BARNEY LOGO]




Directors
Herbert Barg
Alfred J. Bianchetti
Martin Brody
Dwight B. Crane
Burt N. Dorsett
Elliot S. Jaffe
Stephen E. Kaufman
Joseph J. McCann
Heath B. McLendon, Chairman
Cornelius C. Rose, Jr.

James J. Crisona, Emeritus

Officers
Heath B. McLendon
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

John G. Goode
Vice President and
Investment Officer

Paul A. Brook
Controller

Christina T. Sydor
Secretary

Investment Manager
SSB Citi Fund Management LLC

Distributor
CFBDS, Inc.

Custodian
The Chase Manhattan Bank, N.A.

Shareholder
Servicing Agent
Smith Barney Private Trust Company
388 Greenwich Street, 22nd Floor
New York, New York 10013

Sub-Shareholder
Servicing Agent
PFPC Global Fund Services
P.O. Box 9699
Providence, Rhode Island 02940-9699

This report is submitted for the general information of the shareholders of Smith Barney Natural Resources Fund Inc. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Fund, which contains information concerning the Fund's investment policies and expenses as well as other pertinent information.

Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

Smith Barney
Natural Resources
Fund Inc.
388 Greenwich Street, MF-2
New York, New York 10013

www.smithbarney.com/mutual funds


FD01578 12/99